UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR
15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2011

Harsco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill PA	17011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 717-763-7064

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2011, Harsco Corporation (the “Company”) accepted the resignation of Richard M. Wagner as Vice President and Controller, effective April 1, 2011.  Mr. Wagner has accepted a position with another company and the Company expressed its appreciation for Mr. Wagner’s service during the several years he spent with Harsco.

Stephen J. Schnoor, the Company’s Senior Vice President, Chief Financial Officer and Treasurer, will assume the role of Principal Accounting Officer in addition to his role as Principal Financial Officer, while a search is conducted for a new Controller for the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harsco Corporation
(Registrant)

March 25, 2011	/s/ Mark E. Kimmel
(Date)	Mark E. Kimmel
Senior Vice President, Chief Administrative Officer, General
Counsel and Corporate Secretary